FMI Focus Fund

(Ticker Symbol: FMIOX)

Summary Prospectus

January 29, 2010

Before you invest, you may want to review the FMI Focus Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  The current statutory Prospectus and Statement of Additional Information dated January 29, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus and other information about the Fund online at http://www.fmifunds.com/focus.html.  You can also get this information at no cost by calling 1-800-811-5311 or by sending an e-mail request to info@fiduciarymgt.com.

Investment Objective:  FMI Focus Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ................................................................................	No Sales Charge
Maximum Deferred Sales Charge (Load)………………..................................................................................	No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Distributions.................................................................................................................	No Sales Charge
Redemption Fee...................................................................................................................................................	None
Exchange Fee........................................................................................................................................................	None

AnnualFund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees...............................................................................................................................................	1.00%
Distribution and/or Service (12b-1) Fees.........................................................................................................	None
Other Expenses....................................................................................................................................................	0.33%
Total Annual Fund Operating Expenses..........................................................................................................	1.33%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$135	$421	$729	$1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies: The Fund may invest in stocks of companies of all sizes, but primarily invests in small- to medium-capitalization (namely, less than $5 billion market capitalization) United States companies, that have substantial capital appreciation potential.  Many of these companies have little or no following by the major stock brokerage firms.  The Fund looks for stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects.  The Fund takes a “focused” approach to investing, meaning the Fund conducts extensive research (namely, focuses) on each prospective investment before purchasing.

The Fund’s portfolio managers actively trade the Fund’s portfolio.  The Fund’s portfolio managers may also use the following investment techniques:

•	Effect “short sales” of a security when they think it will decline in value.

•	Purchase securities with borrowed funds.

•	Purchase put and call options and write call options on securities and stock indexes.

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential.

•	Such sale is necessary for portfolio diversification.

•	Changing fundamentals signal a deteriorating value potential.

•	Other securities have a better value potential.

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk:

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•
Value Investing Risk:  The Fund's portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Fund's relative performance may suffer.

•
Market Timing Risk:  Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.  The Fund's Board of Directors may reconsider its decision not to adopt policies and procedures if it determines there is unusual trading in Fund shares.

•
Leverage Risk:  When our portfolio managers purchase securities with borrowed funds, they engage in a speculative investment practice called "leverage." When the Fund engages in "leverage," it has the potential to incur losses greater than if it had not engaged in leverage.

•
Options Writing and Selling Risk:  If the Fund purchases an option and the price of the underlying stock or index moves in the wrong direction, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. Similarly, the Fund likely will lose money if the underlying stock or index of a call option it has written increases in value. It is possible that there may be times when a market for the Fund's outstanding options does not exist.

•
Short Sales Risk:  The risk of incurring losses due to an appreciation in value of a security that was sold short.  Losses may incur if a short position is closed out earlier than the Fund had intended. Potential loss is unlimited.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Russell 2000 Index and the Russell 2000 Growth Index.  For additional information on these indexes, please see “Index Descriptions” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Focus Fund
(Total return for the calendar year)

Note:  During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 28.60% (quarter ended March 31, 2000) and the lowest total return for a quarter was -23.77% (quarter ended December 31, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years
FMI Focus Fund
Return before taxes.................................................................................................................	40.16%	3.58%	6.40%
Return after taxes on distributions.......................................................................................	40.14%	1.70%	4.99%
Return after taxes on distributions and sale of Fund shares............................................	26.14%	2.64%	5.14%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)................................	27.17%	0.51%	3.51%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)..................	34.47%	0.87%	-1.37%

Investment Adviser and Sub-Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.  Broadview Advisors, LLC is the sub-adviser for the Fund.

Portfolio Managers: The investment portfolio of the Fund is managed by the sub-adviser.  All investment decisions are made by a team of investment professionals representing the investment adviser, any of whom may make recommendations subject to final approval of Richard E. Lane.  Mr. Lane has been with the sub-adviser since 2001 and is currently the President.  The other members of the investment team are Aaron Garcia, who has been with the sub-adviser since 2003 and is currently a senior security analyst; Faraz Farzam, who has been with the sub-adviser since 2001 and is currently a senior security analyst; and Richard Whiting, who has been with the sub-adviser since 2001 and is currently Manager of the Trading Department and a security analyst.

Purchase and Sale of Fund Shares:  You may purchase or redeem Fund shares on any business day by written request via mail (FMI Focus Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone 1-800-811-5311, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted upon previously receiving appropriate authorization.

Transactions will only occur on days the New York Stock Exchange is open.  To purchase or redeem shares of the Fund, investors must submit their request in good order to the Fund by 4:00 p.m. Eastern time to receive the net asset value calculated on that day.  “Good order” means your purchase or redemption request includes the name of the Fund, the dollar amount of shares to be purchased or the amount of money or shares to be redeemed, a purchase application, if applicable, and a check payable to “FMI Focus Fund,” if applicable.  If a request in good order is received after 4:00 p.m. Eastern time, it will be processed the next business day.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial investment amount for all new accounts is $1,000.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.